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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-39925, 33-93662, 333-15823, 333-71881,
333-88203 and 333-107899) and Form S-3 (File No. 333-63996) of Atmel Corporation of our reports dated March 3, 2004, relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 15, 2004